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Sprint Executes Agreement With
Mobile Leasing Solutions
Exhibit 99.1
November 20
th
, 2015
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confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.

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©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
Cautionary Statement
SAFE HARBOR
This presentation includes “forward-looking statements” within the meaning of the securities laws. The words “may,”
“could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance,” and similar expressions are intended to identify information that is not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future —
including statements relating to the LeaseCo transaction and statements expressing general views about future operating results — are forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, ability to recognize the expected benefits of the LeaseCo transaction; availability of devices;
availability of various financings, including any additional leasing transactions; and the timing of various events. Sprint believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date when made.
Sprint undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our company's historical experience and our present expectations or projections. Factors that might cause such differences include, but are not limited to, those discussed in Sprint Corporation’s Annual Report on Form 10-K for the fiscal year ended
March 31, 2015. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

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©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
*Non-GAAP Financial Measures
Sprint provides financial measures determined in accordance with GAAP and adjusted GAAP (non-GAAP). The non-GAAP financial measures reflect industry conventions, or standard measures of liquidity, profitability or performance commonly used by the investment community for comparability purposes. These measurements should be considered in addition to, but not as a substitute for, financial information prepared in accordance with
GAAP. We have defined below each of the non-GAAP measures we use, but these measures may not be synonymous to similar measurement terms used by other companies.
Sprint provides reconciliations of these non-GAAP measures in its financial reporting. Because Sprint does not predict special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, Sprint does not provide reconciliations to GAAP of its forward-looking financial measures.
The measures used in this presentation include the following:
EBITDA is operating income/(loss) before depreciation and amortization. Adjusted EBITDA is EBITDA excluding severance, exit costs, and other special items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by non-equipment net operating revenues for Wireless and Adjusted EBITDA divided by net operating revenues for
Wireline. We believe that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because they are an indicator of the strength and performance of our ongoing business operations. While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent non-cash current period costs associated with the use of long-lived tangible and definite-lived intangible assets.
Adjusted EBITDA and Adjusted EBITDA Margin are calculations commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the telecommunications industry.
Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s website at www.sprint.com/investors.

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©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
Deal Summary
Sprint expects to receive $1.1B in cash proceeds at closing in early
December from off balance sheet sale-leaseback transaction with Mobile
Leasing Solutions
Creates a repeatable structure to sell discrete pools of future leased devices
Aligns the timing of cash outflows for device purchases with the cash inflows from the sale of certain leased devices
Diversifies liquidity portfolio away from unsecured high-yield concentration today, allows Sprint to access $600 billion annual global ABS liquidity pool
Implied cost of funds is well below high-yield alternatives
Strong combination of financial and strategic parties supporting the transaction

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©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
Mobile Leasing Solutions (MLS) Structure
Equity investors include Softbank and 6
leasing companies
Lenders include 3 international banks
providing low cost capital to MLS
Residual value protection provided by
Brightstar through Foxconn forward
purchase commitment
Sprint entitled to 100% of any net residual
value upside on devices
Brightstar manages logistics and acts as
sole remarketing agent for MLS to
monetize returned devices
Limited recourse to Sprint
Represents a unique structure that
considers credit risk and asset risk within
one vehicle
EQUITY
FOXCONN
LENDERS
$
$
$

©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
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©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
Diversifying the Capital Portfolio
Sale-leaseback structure similar to asset
backed lending construct
Important for Sprint to diversify its
sources of capital, which today is highly
concentrated around high-yield
unsecured debt
Effective cost of capital from the ABS
market has historically been lower than
the high-yield market
ABS market supply is nearly $400 billion
annually in the US alone, and $600
billion globally
0
100
200
300
400
500
2013
2014
2015
US Annual ABS Supply ($B)
0
200
400
600
800
2013
2014
2015
Global Annual ABS Supply ($B)

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©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
Sprint -
MLS Relationship
0
Customer
1
2
3
Device Sale
Leaseback
Device Return
Cash
Devices Sold
Leaseback
Devices
Leaseback
Payments
Upside
Participation
Return
Device
Payment
Lease
•
Return Device
•
Purchase Device
•
Month-to-Month

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©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
Expected Initial Tranche Details
Book value of ~2.5 million devices sold
is removed from PP&E on the Balance
Sheet
Total consideration of ~$1.2B includes
~$1.1B in cash plus deferred
consideration
Implied cost of funds of mid-single digits,
well below the current high-yield
alternatives
The difference between the net book
value and total proceeds will be
recognized on Sprint’s P&L as a loss at
the time of sale
Deferred consideration is held as
protection for MLS towards potential
losses, and will be trued-up with upside,
at the close-out of the transaction
*Adjusted at closing to reflect final assets sold/received
~$1.3B
Book Value Sold
~$1.2B
Proceeds*

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©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
Cash Flow Impact
Addresses the working capital impact
of leasing by aligning the timing of
cash flows
Proceeds from sale of devices to MLS
is expected to approximate the net
book value of the associated leased
devices
For subsequent tranches Sprint
expects to sell the leased devices to
MLS 1-3 months after initiating lease
with the customer
Monthly leaseback payments to MLS
approximates lease payments
received from customers
Any net residual value upside would
be realized by Sprint at the end of the
transaction
Lease/Leaseback Term
Customer
Payments
Leaseback
Payments
Device
Sale to
MLS
Device
Purchase
From OEM
Residual
Value
Upside
Illustrative example only

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Income Statement Impact
No change to equipment revenue recognition during customer lease term
Leaseback payment recorded in Cost of Product on P&L
No depreciation after device sale to MLS
Small upfront loss expected to be recognized equal to difference between total proceeds and net book value of devices sold
Illustrative example only
Customer
Each
Transaction
Month
Equipment Revenue
$0
$20
Cost of Product
$0
$0
Other, Net
$0
$0
EBITDA
$0
$20
Depreciation
$0
($20)
EBIT
$0
$0
Business As Usual
MLS
Each
Transaction
Month
Equipment Revenue
$0
$20
Cost of Product
$0
($20)
Other, Net
($30)
$0
EBITDA
($30)
$0
Depreciation
$0
$0
EBIT
($30)
$0
Sale-Leaseback

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confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
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Adjusted EBITDA* Guidance
$6.8B -
$7.1B
$7.2B -
$7.6B
Low end of
$7.2B -
$7.6B
Updated Guidance Only Reflects First Tranche
Business
As Usual
Transformation
& Program Costs
Prior
Guidance
Tranche
Loss
Leaseback
Payments
Revised
Guidance

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confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
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Operating Income Guidance
($50M)
–
($250M)
$200M
–
$500M
$0M
–
($150M)
Updated Guidance Only Reflects First Tranche
Business
As Usual
Transformation
& Program
Costs
Prior
Guidance
Tranche
Loss
Leaseback
Payments
Revised
Guidance

©2015 Sprint. This information is subject to Sprint policies regarding use and is the property of Sprint and/or its relevant affiliates and may contain restricted, confidential or privileged materials intended for the sole use of the intended recipient. Any review, use, distribution or disclosure is prohibited without authorization.
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Questions & Answers

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Template Version: 4:3MF1.1
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15
Device Purchase Method Accounting
Traditional Subsidy
Equipment Installment Plan
Leasing
Customer
Device
Transaction
Each
Month
24
Month
Total
Service
Revenue
$0
$60
$1,440
Equipment
Revenue
$600
$0
$600
Imputed
Interest
$0
$2
$50
Cost of
Goods Sold
($650)
$0
($650)
EBITDA
($50)
$62
$1,440
Depreciation
$0
$0
$0
EBIT
($50)
$62
$1,440
Customer
Device
Transaction
Each
Month
24
Month
Total
Service
Revenue
$0
$60
$1,440
Equipment
Revenue
$0
$20
$480
Imputed
Interest
$0
$0
$0
Cost of
Goods Sold
$0
$0
$0
EBITDA
$0
$80
$1,920
Depreciation
$0
($20)
($480)
EBIT
$0
$60
$1,440
Customer
Device
Transaction
Each
Month
24
Month
Total
Service
Revenue
$0
$78.75
$1,890
Equipment
Revenue
$200
$0
$200
Imputed
Interest
$0
$0
$0
Cost of
Goods Sold
($650)
$0
($650)
EBITDA
($450)
$78.75
$1,440
Depreciation
$0
$0
$0
EBIT
($450)
$78.75
$1,440
HYPOTHETICAL EXAMPLE FOR ILLUSTRATIVE PURPOSES ONLY:
•
numbers are simplified, representing a single device
•
device is purchased from a Sprint direct
channel